UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 10, 2008

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 10, 2008, Wachovia Corporation (“Wachovia”) issued a news release relating to its intention to issue shares of preferred stock to Wells Fargo & Company (“Wells Fargo”) in connection with the merger agreement and share exchange agreement entered into by Wachovia with Wells Fargo on October 3, 2008 (the “News Release”). As set forth in the News Release, Wachovia is mailing to its shareholders a letter (the “Shareholder Letter”) notifying them of its intention to issue the shares of preferred stock to Wells Fargo without seeking shareholder approval, based on an exception set forth in the Shareholder Approval Policy of the New York Stock Exchange. A copy of each of the News Release and the Shareholder Letter is attached as Exhibit (99)(a) and

Exhibit (99)(b), respectively, to this report and each is incorporated by reference into this Item 8.01. Separately, on October 9, 2008, Wachovia and Wells Fargo issued a joint news release (the “Joint News Release”) relating to Wachovia’s proposed merger with Wells Fargo. A copy of the Joint News Release is attached as Exhibit (99)(c) to this report and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99)(a)	The News Release.

(99)(b)	The Shareholder Letter.

(99)(c)	The Joint News Release.

*                    *                     *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of Wachovia, Wells Fargo and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or Wells Fargo, including, without limitation, (i) statements relating to the benefits of the Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and/or Wells Fargo’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s and Wells Fargo’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s or Wells Fargo’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Wells Fargo in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Wells Fargo conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Wells Fargo’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (12) the timely development of competitive new products and services by Wachovia or Wells Fargo and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia or Wells Fargo; (14) the willingness of customers to substitute competitors’ products and services for Wachovia’s or Wells Fargo’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of Wachovia’s and/or Wells Fargo’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of Wachovia’s and/or Wells Fargo’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on Wachovia and/or Wells Fargo’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) Wachovia’s and/or Wells Fargo’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, Wells Fargo, the Merger, or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Merger will be submitted to Wachovia’s shareholders for their consideration. Wells Fargo will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of Wachovia and Wells Fargo may file other relevant documents concerning the proposed Merger. Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and Wells Fargo, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, wachovia.com and wellsfargo.com. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, Charlotte, NC 28288-0206, (704) 383-0798; or to Wells Fargo & Company, Investor Relations, MAC A0101-025, 420 Montgomery Street, 2nd Floor, San Francisco, California 94104-1207, (415) 396-3668.

Wachovia and Wells Fargo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2008. Information about the directors and executive officers of Wells Fargo is set forth in the proxy statement for Wells Fargo’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: October 10, 2008	By:	/s/ Jane C. Sherburne
	Name:	Jane C. Sherburne
	Title:	Senior Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
(99)(a)	The News Release.

(99)(b)	The Shareholder Letter.

(99)(c)	The Joint News Release.

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